EXHIBIT 99

Hyster-Yale, Inc.
(in millions of $, except percentage data)

	Revenues - Consolidated						Revenues - Consolidated - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2022	827.6	895.4	840.1	985.2	3,548.3	2022	13.0%	17.0%	12.3%	18.7%	15.4%
2023	999.3	1,090.6	1,001.2	1,027.2	4,118.3	2023	20.7%	21.8%	19.2%	4.3%	16.1%
2024	1,056.5	1,168.1	1,016.1	1,067.5	4,308.2	2024	5.7%	7.1%	1.5%	3.9%	4.6%
2025	910.4	956.6	979.1	923.2	3,769.3	2025	-13.8%	-18.1%	-3.6%	-13.5%	-12.5%
2026	795.2	812.9	827.4			2026	-12.7%	-15.0%	-15.5%

	Gross Profit						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2022	101.2	99.1	86.9	146.7	433.9	2022	12.2%	11.1%	10.3%	14.9%	12.2%
2023	174.4	197.9	203.6	209.7	785.6	2023	17.5%	18.1%	20.3%	20.4%	19.1%
2024	235.7	259.3	192.9	207.6	895.5	2024	22.3%	22.2%	19.0%	19.4%	20.8%
2025	177.7	168.2	155.9	131.0	632.8	2025	19.5%	17.6%	15.9%	14.2%	16.8%
2026	124.8	127.6	124.1			2026	15.7%	15.7%	15.0%

	Operating Expenses (6)(7)						Operating Expenses as a % of Revenue (6)(7)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2022	119.5	114.8	111.8	126.9	473.0	2022	14.4%	12.8%	13.3%	12.9%	13.3%
2023	131.8	139.1	145.0	161.0	576.9	2023	13.2%	12.8%	14.5%	15.7%	14.0%
2024	151.9	163.7	159.8	175.3	650.7	2024	14.4%	14.0%	15.7%	16.4%	15.1%
2025	156.4	176.7	153.6	168.2	654.9	2025	17.2%	18.5%	15.7%	18.2%	17.4%
2026	152.8	146.0	133.2			2026	19.2%	18.0%	16.1%

	Restructuring & Impairment Charges (6)(7)(8)(9)(10)(11)(12)(13)
	Q1	Q2	Q3	Q4	FY
2024	—	—	1.2	21.4	22.6
2025	0.2	15.7	1.0	21.5	38.4
2026	1.6	1.7	1.5

	Operating Profit (Loss) (6)						Operating Profit (Loss) % (6)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2022	(18.3)	(15.7)	(24.9)	19.8	(39.1)	2022	-2.2%	-1.8%	-3.0%	2.0%	-1.1%
2023	42.6	58.8	58.6	48.7	208.7	2023	4.3%	5.4%	5.9%	4.7%	5.1%
2024	83.8	95.6	33.1	32.3	244.8	2024	7.9%	8.2%	3.3%	3.0%	5.7%
2025	21.3	(8.5)	2.3	(37.2)	(22.1)	2025	2.3%	-0.9%	0.2%	-4.0%	-0.6%
2026	(28.0)	(18.4)	(9.1)			2026	-3.5%	-2.3%	-1.1%

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2022	4.9	5.9	7.3	9.2	27.3
2023	9.6	7.8	8.9	8.4	34.7
2024	7.8	8.0	7.9	7.3	31.0
2025	7.0	7.1	7.4	7.0	28.5
2026	6.6	5.7	6.8

	Income (Loss) Before Taxes						Effective Income Tax Rate (14)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2022	(21.3)	(21.8)	(32.4)	13.1	(62.4)	2022	-13.6%	14.2%	-13.0%	39.7%	-14.7%
2023	35.9	50.8	52.6	41.7	181.0	2023	24.2%	23.6%	30.8%	38.4%	29.2%
2024	76.9	90.0	28.1	24.0	219.0	2024	32.6%	29.0%	36.7%	55.4%	34.2%
2025	16.8	(13.2)	(4.6)	(41.9)	(42.9)	2025	48.2%	n.m.	n.m.	-23.2%	-35.2%
2026	(32.1)	(23.2)	(13.7)			2026	5.6%	-34.9%	-4.4%

Hyster-Yale, Inc.
(in millions of $, except percentage data)

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2022	(25.0)	(19.4)	(37.3)	7.6	(74.1)
2023	26.6	38.3	35.8	25.2	125.9
2024	51.5	63.3	17.2	10.3	142.3
2025	8.6	(13.9)	(2.3)	(52.5)	(60.1)
2026	(30.5)	(31.6)	(14.9)

	Depreciation and Amortization Expense
	Q1	Q2	Q3	Q4	FY
2022	11.1	11.0	10.9	10.4	43.4
2023	11.2	11.3	11.3	11.3	45.1
2024	11.7	12.4	11.7	11.8	47.6
2025	11.0	11.8	11.3	11.7	45.8
2026	11.3	10.9	11.4

	Net Working Capital (1)						Net Working Capital as % of Revenue (2)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2022	704.7	751.9	686.2	715.7	715.7	2022	21.3%	21.0%	20.4%	20.2%	20.2%
2023	763.0	809.0	777.8	783.0	783.0	2023	19.1%	18.5%	19.4%	19.0%	19.0%
2024	789.6	855.9	863.9	787.2	787.2	2024	18.7%	18.3%	21.3%	18.3%	18.3%
2025	804.7	814.3	784.9	722.7	722.7	2025	22.1%	21.3%	20.0%	19.2%	19.2%
2026	706.1	688.9	661.8			2026	22.2%	21.2%	20.0%

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2022	9.7	5.6	4.4	9.1	28.8
2023	3.3	7.3	8.3	16.5	35.4
2024	7.5	12.2	10.2	17.9	47.8
2025	10.6	13.8	14.5	23.6	62.5
2026	9.8	14.7	13.8

	Net Cash Provided By (Used For) Operating Activities
	Q1	Q2	Q3	Q4	FY
2022	59.1	(58.9)	34.1	6.3	40.6
2023	9.0	35.8	60.3	45.6	150.7
2024	22.4	(2.5)	70.1	80.7	170.7
2025	(36.4)	28.9	37.1	56.5	86.1
2026	(32.9)	16.7	26.3

	Net Cash Provided By (Used For) Investing Activities
	Q1	Q2	Q3	Q4	FY
2022	(9.3)	(13.6)	(4.3)	(8.2)	(35.4)
2023	(5.0)	(6.9)	(7.9)	(14.7)	(34.5)
2024	(7.0)	(11.7)	(12.0)	(16.9)	(47.6)
2025	(10.3)	(15.3)	(14.2)	(22.9)	(62.7)
2026	(9.3)	(14.2)	(15.1)

	Cash Flow Before Financing Activities (3)
	Q1	Q2	Q3	Q4	FY
2021	(37.6)	(62.3)	(102.0)	(76.1)	(278.0)
2022	49.8	(72.5)	29.8	(1.9)	5.2
2023	4.0	28.9	52.4	30.9	116.2
2024	15.4	(14.2)	58.1	63.8	123.1
2025	(46.7)	13.6	22.9	33.6	23.4
2026	(42.2)	2.5	11.2

Hyster-Yale, Inc.
(in millions of $, except percentage data)

	Net Cash Provided By (Used For) Financing Activities
	Q1	Q2	Q3	Q4	FY
2022	(50.9)	84.4	(35.4)	(9.0)	(10.9)
2023	(2.5)	(26.4)	(40.2)	(31.4)	(100.5)
2024	(30.5)	19.1	(50.8)	(37.9)	(100.1)
2025	25.9	(26.2)	(18.1)	17.6	(0.8)
2026	1.3	(11.3)	(25.9)

	Dividends Paid to Stockholders
	Q1	Q2	Q3	Q4	FY
2022	5.4	5.5	5.5	5.4	21.8
2023	5.6	5.5	5.6	5.6	22.3
2024	5.7	6.1	6.1	6.1	24.0
2025	6.2	7.7	6.3	6.5	26.7
2026	6.4	6.6	6.6

	Total Debt						Debt to Total Capitalization (4)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2022	479.0	580.6	545.0	552.9	552.9	2022	57.7%	72.2%	80.1%	71.1%	71.1%
2023	560.6	542.3	510.6	494.0	494.0	2023	67.3%	63.9%	61.4%	54.8%	54.8%
2024	474.8	501.9	468.5	440.7	440.7	2024	52.5%	51.0%	46.0%	47.1%	47.1%
2025	484.0	473.2	467.8	494.3	494.3	2025	47.8%	46.5%	46.4%	50.9%	50.9%
2026	505.3	500.0	484.7			2026	52.8%	54.9%	56.5%

	Total Equity						Return on Equity (5)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2022	351.5	223.4	135.2	225.1	225.1	2022	-40.9%	-53.6%	-57.7%	-28.1%	-28.1%
2023	272.3	306.2	320.6	406.8	406.8	2023	-9.3%	15.1%	43.0%	41.1%	41.1%
2024	429.3	482.1	549.0	494.1	494.1	2024	43.5%	45.2%	35.9%	30.1%	30.1%
2025	529.4	563.4	555.4	492.4	492.4	2025	20.0%	4.2%	0.5%	-11.4%	-11.4%
2026	450.9	410.0	390.0			2026	-19.1%	-23.6%	-28.2%

(1)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(2)	Net working capital as a percentage of revenue is equal to net working capital divided by annualized revenues for the quarter and the annual revenue at year end.
(3)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(4)	Debt to total capitalization is equal to total debt divided by total debt plus permanent equity.
(5)	Return on equity is equal to the sum of the trailing 4 quarters net income divided by average equity calculated over the last 5 quarters.
(6)	During the third quarter of 2024, JAPIC recognized $1.0 million and Americas recognized $0.2 million in restructuring and impairment charges.
(7)	During the fourth quarter of 2024, the Company recognized $17.1 million ($6.8 million in the Americas, $2.7 million in EMEA and $7.6 million in JAPIC), Bolzoni recognized $4.3 million of restructuring and impairment charges.
(8)	During the first quarter of 2025, the Company recognized $0.2 million ($0.7 million in the Americas, ($1.3 million) reversal in EMEA and $0.8 million in JAPIC) of restructuring charges.
(9)	During the second quarter of 2025, the Company recognized restructuring and impairment charges of $15.7 million ($15.9 million in the Americas, $(0.3) million in EMEA and $0.1 million in JAPIC).
(10)	During the third quarter of 2025, the Company recognized restructuring and impairment charges of $1.0 million in the Americas
(11)	During the fourth quarter of 2025, the Company recognized $21.5 million ($11.2 million in the Americas, $6.1 million in EMEA and $1.0 million in JAPIC), Bolzoni recognized $3.2 million of restructuring & impairment charges.
(12)	During fiscal year 2026, the Company recognized restructuring charges of $1.6 million in 1st quarter, $1.7 million in 2nd quarter and $1.5 million in 3rd quarter, all of which pertains to the Americas segment.
(13)	Restructuring and impairment charges are included in Gross Profit (Loss) and Operating Expenses as noted above.
(14)	"n.m." - not meaningful

Hyster-Yale, Inc.
(in millions of $, except percentage data)
Non-GAAP Reconciliation of ROTCE
	2019	2022	2023	2024	2025	2026 (4)
Average Stockholders' Equity (1)	527.8	241.9	288.9	454.4	507.6	439.8
Average Debt (1)	324.0	535.2	532.2	476.0	472.0	490.4
Average Cash (1)	(63.4)	(66.8)	(69.3)	(75.9)	(87.0)	(81.4)
Average Capital Employed	788.4	710.3	751.8	854.5	892.6	848.8

Net Income (Loss)	35.8	(74.1)	125.9	142.3	(60.1)	(129.5)
Plus: Interest Expense, Net	18.0	27.3	34.7	31.0	28.5	26.1
Plus: Restructuring and Impairment Charges	18.0	—	—	22.6	38.4	26.3
Less: Income Taxes on Interest Expense, Net (2)	(4.7)	(6.8)	(8.7)	(8.1)	(10.0)	(6.8)
Less: Income Taxes on Restructuring and Impairment Charges (2)		—	—	(5.9)	(7.4)	(6.8)
Actual Return on Capital Employed (3)	67.1	(53.6)	151.9	181.9	(10.6)	(90.7)
Actual Return on Total Capital Employed Percentage (3)	8.5%	(7.5)%	20.2%	21.3%	(1.2)%	(10.7)%

(1)	Average stockholder's equity, debt and cash are calculated using the quarter ends and year ends of each respective year.
(2)	Tax rate used is the Company's target U.S. marginal tax rate. Rates used were 26% for 2024, 2025 and 2026, 25% for 2022 and 2023.
(3)	Return on total capital employed is provided solely as a supplemental disclosure with respect to income generation because management believes it provides useful information with respect to earnings in a form that is comparable to the Company's cost of capital employed, which includes both equity and debt securities, net of cash.
(4)	LTM 9/30/26 average stockholders' equity, debt and cash are calculated using the quarters ending 9/30/25, 12/31/2025, 3/31/26, 6/30/2026 and 9/30/2026.

Lift Truck Business
(in millions of $, except percentage data)

	Revenues - Americas (7)						Revenues - Americas - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2022	558.3	596.9	571.4	680.1	2,406.7	2022	21.4%	24.6%	15.6%	23.3%	21.3%
2023	686.3	788.5	717.5	708.3	2,900.6	2023	22.9%	32.1%	25.6%	4.1%	20.5%
2024	770.2	881.7	771.4	800.6	3,223.9	2024	12.2%	11.8%	7.5%	13.0%	11.1%
2025	698.9	707.5	732.7	676.8	2,815.9	2025	-9.3%	-19.8%	-5.0%	-15.5%	-12.7%
2026	578.4	596.2	608.6			2026	-17.2%	-15.7%	-16.9%

	Revenues - EMEA						Revenues - EMEA - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2022	169.7	184.8	159.4	190.3	704.2	2022	-0.6%	5.5%	3.9%	5.9%	3.7%
2023	214.9	200.6	183.9	221.1	820.5	2023	26.6%	8.5%	15.4%	16.2%	16.5%
2024	199.4	187.8	145.0	175.4	707.6	2024	-7.2%	-6.4%	-21.2%	-20.7%	-13.8%
2025	118.2	148.3	150.1	153.3	569.9	2025	-40.7%	-21.0%	3.5%	-12.6%	-19.5%
2026	126.0	118.2	122.8			2026	6.6%	-20.3%	-18.2%

	Revenues - JAPIC						Revenues - JAPIC - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2022	51.7	64.9	65.5	67.9	250.0	2022	-14.5%	-0.2%	16.8%	29.8%	6.9%
2023	47.9	49.6	51.6	52.0	201.1	2023	-7.4%	-23.6%	-21.2%	-23.4%	-19.6%
2024	37.7	48.7	51.3	46.0	183.7	2024	-21.3%	-1.8%	-0.6%	-11.5%	-8.7%
2025	47.3	48.4	46.5	41.3	183.5	2025	25.5%	-0.6%	-9.4%	-10.2%	-0.1%
2026	35.3	41.1	44.1			2026	-25.4%	-15.1%	-5.2%

	Revenues - Lift Truck Business (7)						Revenues - Lift Truck Business - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2022	779.7	846.6	796.3	938.3	3,360.9	2022	12.9%	17.7%	13.1%	19.7%	16.0%
2023	949.1	1,038.7	953.0	981.4	3,922.2	2023	21.7%	22.7%	19.7%	4.6%	16.7%
2024	1,007.3	1,118.2	967.7	1,022.0	4,115.2	2024	6.1%	7.7%	1.5%	4.1%	4.9%
2025	864.4	904.2	929.3	871.4	3,569.3	2025	-14.2%	-19.1%	-4.0%	-14.7%	-13.3%
2026	739.7	755.5	775.5			2026	-14.4%	-16.4%	-16.6%

	Gross Profit - Lift Truck Business (7)						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2022	84.0	79.7	72.6	127.5	363.8	2022	10.8%	9.4%	9.1%	13.6%	10.8%
2023	153.5	175.2	184.1	190.4	703.2	2023	16.2%	16.9%	19.3%	19.4%	17.9%
2024	213.3	236.9	169.9	190.0	810.1	2024	21.2%	21.2%	17.6%	18.6%	19.7%
2025	158.8	146.8	134.3	111.8	551.7	2025	18.4%	16.2%	14.5%	12.8%	15.5%
2026	104.3	105.5	106.5			2026	14.1%	14.0%	13.7%

	Operating Expenses(1) (2) (7)						Operating Expenses as a % of revenues(1) (2)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2022	102.8	99.3	96.8	109.6	305.7	2022	—%	11.7%	12.2%	11.7%	9.1%
2023	115.5	121.9	128.4	144.2	510.0	2023	12.2%	11.7%	13.5%	14.7%	13.0%
2024	133.4	145.3	142.7	153.0	574.4	2024	13.2%	13.0%	14.7%	15.0%	14.0%
2025	138.5	157.7	134.3	145.3	575.8	2025	16.0%	17.4%	14.5%	16.7%	16.1%
2026	132.2	126.0	117.2			2026	17.9%	16.7%	15.1%

Lift Truck Business
(in millions of $, except percentage data)

	Restructuring & Impairment Charges (1)(2)(3)(4)(5)(6)(7)(8)
	Q1	Q2	Q3	Q4	FY
2024	—	—	1.2	17.1	18.3
2025	0.2	15.7	1.0	18.3	35.2
2026	1.6	1.7	1.5

	Operating Profit (Loss)(1) (2) (8)						Operating Profit (Loss) %(1) (2) (8)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2022	(18.8)	(19.6)	(24.2)	17.9	(44.7)	2022	-2.4%	-2.3%	-3.0%	1.9%	-1.3%
2023	38.4	51.0	53.3	45.9	188.6	2023	4.0%	4.9%	5.6%	4.7%	4.8%
2024	79.9	91.6	27.2	37.0	235.7	2024	7.9%	8.2%	2.8%	3.6%	5.7%
2025	20.3	(10.9)	—	(33.5)	(24.1)	2025	2.3%	-1.2%	—%	-3.8%	-0.7%
2026	(27.9)	(20.5)	(10.7)			2026	-3.8%	-2.7%	-1.4%

(1)	During the third quarter and fourth quarter of 2024, Lift Truck recognized restructuring & impairment charges of $1.0 million ($1.0 million in the JAPIC segment) and $16.8 million ($6.8 million in the Americas, $2.4 million in EMEA and $7.6 million in JAPIC), respectively.
(2)	During the first quarter of 2025, Lift Truck recognized $0.2 million ($0.7 million in the Americas, ($1.3 million) reversal in EMEA and $0.8 million in JAPIC) of restructuring charges.
(3)	During the second quarter of 2025, the Company recognized restructuring and impairment charges of $15.7 million ($15.9 million in the Americas, $(0.3) million in EMEA and $0.1 million in JAPIC).
(4)	During the third quarter of 2025, the Company recognized restructuring and impairment charges of $1.0 million in the Americas.
(5)	During the fourth quarter of 2025, the Company recognized restructuring and impairment charges of $18.3 million ($11.2 million in the Americas, $6.1 million in EMEA and $1.0 million in JAPIC).
(6)	During fiscal year 2026, the Company recognized restructuring charges of $1.6 million in 1st quarter, $1.7 million in 2nd quarter and $1.5 million in 3rd quarter, all of which pertains to the Americas segment.
(7)	Restructuring and impairment charges are included in Operating Expenses as noted above.
(8)	The historical and current results of the former Nuvera segment are now presented within the Americas operating segment.

Bolzoni
(in millions of $, except percentage data)

	Revenues						Revenues - Bolzoni - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2022	95.1	86.4	82.2	92.0	355.7	2022	19.6%	1.9%	-8.7%	-1.6%	2.3%
2023	98.6	96.6	92.8	87.3	375.3	2023	3.7%	11.8%	12.9%	-5.1%	5.5%
2024	96.2	102.4	97.6	82.9	379.1	2024	-2.4%	6.0%	5.2%	-5.0%	1.0%
2025	80.3	90.6	87.0	75.2	333.1	2025	-16.5%	-11.5%	-10.9%	-9.3%	-12.1%
2026	82.9	81.9	82.3			2026	3.2%	-9.6%	-5.4%

	Gross Profit (Loss)						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2022	18.8	18.9	13.7	19.3	70.7	2022	19.8%	21.9%	16.7%	21.0%	19.9%
2023	20.7	22.6	19.5	19.4	82.2	2023	21.0%	23.4%	21.0%	22.2%	21.9%
2024	21.8	22.4	23.3	17.9	85.4	2024	22.7%	21.9%	23.9%	21.6%	22.5%
2025	18.5	21.4	21.4	18.1	79.4	2025	23.0%	23.6%	24.6%	24.1%	23.8%
2026	20.5	22.0	17.8			2026	24.7%	26.9%	21.6%

	Operating Expenses (1) (2)						Operating Expenses as a % of revenues(1) (2)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2022	16.7	15.5	15.0	17.3	64.5	2022	17.6%	17.9%	18.2%	18.8%	18.1%
2023	16.3	17.2	16.6	16.8	66.9	2023	16.5%	17.8%	17.9%	19.2%	17.8%
2024	18.5	18.4	17.1	22.3	76.3	2024	19.2%	18.0%	17.5%	26.9%	20.1%
2025	17.9	19.0	19.3	22.9	79.1	2025	22.3%	21.0%	22.2%	30.5%	23.7%
2026	20.6	20.0	16.0			2026	24.8%	24.4%	19.4%

	Restructuring & Impairment Charges (1) (2) (3)
	Q1	Q2	Q3	Q4	FY
2024	—	—	—	4.3	4.3
2025	—	—	—	3.2	3.2

	Operating Profit (Loss) (1) (2)						Operating Profit (Loss) %(1) (2)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2022	2.1	3.4	(1.3)	2.0	6.2	2022	2.2%	3.9%	-1.6%	2.2%	1.7%
2023	4.4	5.4	2.9	2.6	15.3	2023	4.5%	5.6%	3.1%	3.0%	4.1%
2024	3.3	4.0	6.2	(4.4)	9.1	2024	3.4%	3.9%	6.4%	-5.3%	2.4%
2025	0.6	2.4	2.1	(4.8)	0.3	2025	0.7%	2.6%	2.4%	-6.4%	0.1%
2026	(0.1)	2.0	1.8			2026	-0.1%	2.4%	2.2%

(1)	During the fourth quarter of 2024, Bolzoni recognized a $4.3 million restructuring and impairment charge.
(2)	During the fourth quarter of 2025, Bolzoni recognized a $3.2 million restructuring and impairment charge.
(3)	Restructuring and impairment charges are included in Operating Expenses as noted above.